UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec.240.14a-12

AURORA GOLD CORPORATION
-----------------------
(Name of Registrant as Specified In Its Charter)

N/A
---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:

[_]  Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                                      DEFINITIVE PROXY STATEMENT

                             AURORA GOLD CORPORATION
                                 30 Ledger Road
                           Balcatta, WA 6021 Australia


                         NOTICE AND PROXY STATEMENT FOR
             Annual Meeting of Stockholders to be held June 29, 2006


To the Shareholders of Aurora Gold Corporation:

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of Aurora Gold Corporation, a Delaware corporation (the "Company"), will be held at the Blue Horizon Hotel, 1225 Robson Street, Vancouver, BC, Canada V6E 1C3 on Thursday June 29, 2006 at 8:30 a.m. for the following purposes:

     1. To elect three directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of Peterson Sullivan PLLC as independent accountants for us.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on May 29, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of our Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of our 2005 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at our offices for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors


/s/ Klaus Eckhof
----------------
Klaus Eckhof
President and Director

May 26, 2006

                                                      DEFINITIVE PROXY STATEMENT

                             AURORA GOLD CORPORATION
                                 30 LEDGER ROAD
                           BALCATTA, WA 6021 AUSTRALIA

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 29, 2006

                     SOLICATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Gold Corporation, a Delaware corporation (the "Company"), to be voted at our 2006 Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 29, 2006 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of our Common Stock, par value of $0.001 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about June 5, 2006. Our Annual Report on Form 10-KSB (the "2005 Form 10-KSB"), serves as the Annual Report to Shareholders, covering our fiscal year ended December 31, 2005, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to us addressed to Cameron Richardson, Aurora Gold Corporation, 30 Ledger Road, Balcatta, Western Australia, 6021, Australia. No such revocation shall be effective, however, until such notice of revocation has been received by us at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by us. In addition to the solicitation of proxies by use of the mail, our officers and regular employees may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of our common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     As of May 29, 2006 we had 44,218,522 shares of common stock issued and outstanding. Our Common Stock has been quoted on the NASD OTC Bulletin Board since December 5, 1996.

     The following table sets forth the high and low bid prices for the Common Stock for the calendar quarters indicated as reported by the NASD OTC Bulletin Board for the last two years. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

-----------------------------------------------------------------------------
             First Quarter   Second Quarter   Third Quarter   Fourth Quarter
             -------------   --------------   -------------   --------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
2006 - High      $2.10            $2.00             $-              $-
-----------------------------------------------------------------------------

2006 - Low       $0.69            $0.77             $-              $-
-----------------------------------------------------------------------------

2005 - High      $0.23            $0.12           $0.83            $0.73
-----------------------------------------------------------------------------

2005 - Low       $0.09            $0.06           $0.06            $0.47
-----------------------------------------------------------------------------

2004 - High      $0.51            $0.38           $0.31            $0.26
-----------------------------------------------------------------------------

2004 - Low       $0.20            $0.24           $0.17            $0.15
-----------------------------------------------------------------------------

     Our stock is also quoted on the Frankfurt Exchange under the symbols "A4G.FSE," and "A4G.ETR" and on the Berlin-Bremen Exchange under the symbol "A4G.BER".

     1. The high and low bid prices for our Common Stock for the Second Quarter of 2006 were for the period April 1, 2006 to May 26, 2006.

     Incorporation by Reference

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and 2004 has been included with the proxy statement. We currently have eight full time and three part time employees. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 provide additional information concerning our business. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by us. The Sections of the Annual Report entitled "Description of Business" and "Description of Property" on pages 2 to 10 of the Annual Report are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-20 also are incorporated by reference

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 26, 2006 (the "Record Date"). On the Record Date, there were 44,218,522 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on May 26, 2006 will be entitled to vote at the Annual Meeting of Stockholders.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither our Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Directors are elected by plurality vote. The ratification of the appointment of Peterson Sullivan PLLC will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

     Under applicable provisions of the Delaware General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders.

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.


The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Aurora Gold Corporation is scheduled to be held on June 29, 2006, at 8:30 a.m., at the Blue Horizon Hotel, 1225 Robson Street, Vancouver, BC, Canada V6E 1C3. See "Solicitation and Revocability of Proxies."

Record Date

     Only holders of record of shares of Common Stock at the close of business on May 26, 2006 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for our director, (ii) ratification of the appointment of Peterson Sullivan PLLC as our independent public accountants, (iii) to transact such other business as may properly come before the meeting and any adjournments thereof.

Accountants

     Peterson Sullivan PLLC has been selected by us to act as the principal accountant for 2006. Peterson Sullivan PLLC has been our accountant since
February 7, 2006. It is not expected that the representatives of Peterson Sullivan PLLC will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2") AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF ("PROPOSAL 3").

PROPOSAL 1.  ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of three members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the three nominees named below. Three of the nominees named below are presently serving as our Directors and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for our Director and the executive officers. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of our Directors or executive officers has any family relationship with any other Director or executive officer.

           NAME              AGE   POSITIONS    EXECUTIVE   SHARES OF COMMON     PERCENT
                                  WITH COMPANY  OFFICER/   STOCK BENEFICIALLY   OF CLASS
                                                DIRECTOR    OWNED AS OF MARCH
                                                  SINCE     13, 2006 (1) (2)

NOMINEES FOR DIRECTORS:
Klaus P Eckhof               47     Director      07/05         3,500,000          7.92%
Antonio G Cacace             56     Director      10/95           8,333              * %
Cameron Richardson           52     Director      5/01              0                * %

EXECUTIVE OFFICERS:
Klaus P Eckhof               47    President      2/06          3,500,000          7.92%
Cameron Richardson           52    Secretary      4/98              0                * %
All Directors and executive                                     3,508,333          7.93%
officers as a group

*     Less than 1%

     (1) The persons named below have sole voting and investment power with respect to the shares.
     (2) No securities were authorized for issuance under equity compensation plans.

BUSINESS EXPERIENCE OF NOMINEES

Klaus P Eckhof, President and Director
Chief Executive Officer of Moto Goldmines Limited (2003 to present); Director of Moto Goldmines (May 18, 2005 to present); Self employed as a geological consultant (1994 to 2003).

Antonio Cacace, Director
Engineer, Founder and current Managing Director of Stelax Industries in the United Kingdom. Between 1984 and 1995 he was managing director/chief executive officer of several Companies involved in development and operation of steel/bar rolling mills.

Cameron Richardson, CFO and Director
Held accounting positions with various Canadian resource companies (1981 to 1997). Chief Financial Officer of Aurora Gold Corporation (April 1998 to present), Chief Accounting Officer (June 1997 to present) and President (May 4, 2001 to February 27, 2006).

EXECUTIVE COMPENSATION

(A)  General

The following table sets forth information concerning the compensation of the named executive officers for each of the registrant's last three completed fiscal year:

----------------------------------------------------------------------------------------------------------
                            Annual Compensation               Long-Term Compensation
                            ------------------------------------------------------------------------------
                                                              Awards                    Payments
                                                              --------------------------------------------
                                                                           Securities
                                               Other Annual                  Under-                 All
                                                  Compen-     Restricted      Lying                other
                                                  Sation         Stock      Options/      LTIP    Compen-
     Name And        Year   Salary   Bonuses        ($)        Award(s)       SARs      Payouts    sation
Principal Position            ($)      ($)          (e)           ($)          (#)        ($)       ($)
       (a)            (b)     (c)      (d)                        (f)          (g)        (h)       (i)
----------------------------------------------------------------------------------------------------------
Cameron Richardson   2005    2,728     -0-          -0-          None         None        None      -0-
President and        -------------------------------------------------------------------------------------
Director             2004     -0-      -0-          -0-          None         None        None      -0-
                     -------------------------------------------------------------------------------------
                     2003     -0-      -0-          -0-          None         None        None      -0-
----------------------------------------------------------------------------------------------------------
Klaus P Eckhof       2005    7,682     -0-          -0-          None         None        None      -0-
Director             -------------------------------------------------------------------------------------
                     2004     -0-      -0-          -0-          None         None        None      -0-
                     -------------------------------------------------------------------------------------
                     2003     -0-      -0-          -0-          None         None        None      -0-
----------------------------------------------------------------------------------------------------------

     None of our officers or directors was party to an employment agreement with us. During the fiscal year ending December 31, 2005 the entire board of directors acted as our compensation committee and audit committee.

(B)  Options/SAR Grants Table

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;

---------------------------------------------------------------------------------
                      Option/SAR Grants in Last Fiscal Year
                               (Individual Grants)
---------------------------------------------------------------------------------
                                        Percent Of
                         Number of    Total Options/
                         Securities    SARs Granted
                         Underlying    To Employees     Exercise Or   Expiration
                        Option/SARs      In Fiscal      Base Price       Date
         Name           Granted (#)        Year           ($/Sh)        (M/D/Y)
         (a)                (b)             (c)             (d)           (e)
---------------------------------------------------------------------------------
Cameron Richardson (1)      None            0%              $0
------------------------
Klaus P Eckhof (1)          None            0%              $0
---------------------------------------------------------------------------------

     Note 1:  No options were awarded in 2005 or 2004.


(C)  Aggregated  Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:

---------------------------------------------------------------------------------
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
---------------------------------------------------------------------------------
                                                Number of
                                                Securities         Value Of
                                                Underlying        Unexercised
                                               Unexercised       In-The-Money
                        Shares                 Options/SARs      Options/SARs
                       Acquired      Value    At FY-End ($)   At FY-End ($0.240)
                     On Exercise   Realized    Exercisable/      Exercisable/
         Name            (#)          ($)     Unexercisable      Unexercisable
         (a)             (b)          (c)          (d)                (e)
---------------------------------------------------------------------------------
Cameron Richardson       None        None          None               $0
---------------------------------------------------------------------------------
Klaus P Eckhof           None        None          None               $0
---------------------------------------------------------------------------------

(D)  Long-Term Incentive Plans ("LTIP") Awards Table

     We do not have a Long-term Incentive Plan.

(E)  Compensation of Directors'

     We do not pay a fee to its outside, non-officer directors. We reimburse our directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2005 non-officers directors received a total of $0 in consulting fees.

(F) Employment Contracts and termination of employment and change-in-control arrangements.

     None of our officers or directors was party to an employment agreement with us.

(G)  Report on repricing of options/SARs.

     At no time during the last completed fiscal year did we, while a reporting issuer pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

(H)  Meetings of the Board of Directors and Committees

     Our board of directors has primary responsibility for directing the management of our business and affairs. There were four regularly scheduled Board meetings during the fiscal year ended December 31, 2005. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings. Our board consists of three members.

     The duties of the Committees are as follows:

     Executive  Committee  (Klaus  P  Eckhof,  Antonino  G  Cacace  &  Cameron
Richardson)

     The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

     Audit  Committee  (Klaus  P Eckhof, Antonino G Cacace & Cameron Richardson)

     The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to our operation. The Board of Directors has not adopted a written charter for the audit committee. Antonino Cacace is the independent member of the committee.

     Compensation and Benefits Committee (Klaus P Eckhof, Antonino G Cacace & Cameron Richardson)

     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters. Antonino Cacace is the independent members of the committee.

     Nominating and Corporate Governance Committee (Klaus P Eckhof, Antonino Cacace & Cameron Richardson)

     The responsibilities of the Nominating and Corporate Governance Committee include: nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors, and makes recommendations to our board concerning the structure of our board and corporate governance matters. The nominating committee does not have a charter. Antonino Cacace is the independent members of the committee.

     During the fiscal year ended December 31, 2005 and the subsequent period ended May 26, 2006 the entire board of directors acted as our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committees. During fiscal 2005 and the period ended May 26, 2006, the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held four meetings by telephone conference call. During fiscal 2005 and the period ended May 26, 2006 the audit committee reviewed the fiscal 2005 interim unaudited financial statements, the December 31, 2005 yearend audited financial statements and the first quarter of 2006 interim unaudited financial statements.

Internal Controls and Procedures

     Within 90 days prior to the date of our Annual report on Form 10-KSB, we completed an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures. Disclosure controls and procedures are designed to ensure that the material financial and non-financial information, required to be disclosed on Form 10-KSB, and filed with the Securities and Exchange Commission is recorded, processed, summarized and reported in a timely manner. Based on the foregoing, our management, including the President and Chief Financial Officer, have concluded that our disclosure controls and procedures (as defined in Rules 240.13a-15 or 240.15d-15 of the Securities
Exchange  Act  of  1934,  as  amended)  are  effective.

     There have been no significant changes in our internal controls, or in other factors, that could significantly affect these controls subsequent to the date of the evaluation hereof. No corrective actions were taken, therefore, with regard to significant deficiencies and material weaknesses.

     Audit Committee Report

     The Audit Committee of the Board of Directors is composed of three directors. Antonino Cacace is the independent Director and financial expert serving on the audit committee. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as our independent accountants. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of our internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from us and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors' examination, the auditors' understanding and evaluation of our internal controls which the auditors considered necessary to support their opinion on the financial statements for the year 2005, and various factors affecting the overall quality of accounting principles as applied in our financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements contained in our Annual Report on Form 10-KSB for the year ended December 31, 2005. The Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

This report is submitted by the Audit Committee. Its members are:
Antonino Cacace
David Jenkins
Cameron Richardson

(I)  Certain  Relationships  and  Related  Transactions

     Our proposed business raises potential conflicts of interests between us and certain of our officers and directors. There have been no transactions during the last two years, or proposed transactions, to which we were or are a party, in which any of our directors or executive officers had or have a direct or indirect material interest.

     Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of our director, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of us making the assignment. In determining whether we will participate in a particular program and the interest therein to be acquired by us, our directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time. Other than as indicated we have no other procedures or mechanisms to deal with conflicts of interest. We are not aware of the existence of any conflict of interest as described herein.

     There have been no transactions or proposed transactions with promoters during the last two years to which we are or were a party.

(J) Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who have more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, we believes that during the fiscal year ended December 31, 2005 all filings requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer. A copy of our Corporate Governance Principles is incorporated by reference.

(K)  Security  Ownership  of  Certain  Beneficial  Owners  and  Management

     No securities were authorized for issuance under equity compensation plans.

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of March 13, 2006 by (i) each person who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock; (ii) each of our directors and officers; and (iii) all our directors and officers as a group. As at May 26, 2006 there were 44,218,522 shares of Common Stock issued and outstanding.

     Security  Ownership  of  Certain  Beneficial  Owners  and  Management

----------------------------------------------------------------------------------
        Name and Address of                     Amount and Nature   Percentage of
          Beneficial Owner                     of Beneficial Owner      Class
----------------------------------------------------------------------------------
Carrington International Limited (1)                4,044,635           9.15%
Suite 2402, Bank of America Tower,
12 Harcourt Road, Hong Kong
----------------------------------------------------------------------------------
Dr Andreas Reitmeier                                3,590,200           8.12%
Graben 27, A-1010, Eien, Austria
----------------------------------------------------------------------------------
Kastalia Ltd (2)                                    3,500,000           7.92%
Wickhams Cay 1,
Road Town, Tortola, British Virgin Islands
----------------------------------------------------------------------------------
EL & A Ltd (3)                                      2,296,897           5.19%
4 D Crystal Court DB,
Hong Kong
----------------------------------------------------------------------------------
Patricia Eckhof                                     2,245,000           5.08%
Rotwand Str 15, Muenchen, 81539 Germany
----------------------------------------------------------------------------------
Boavista Securities Ltd. (4)                        2,211,488           5.00%
Avenida del Campo 10,
E-28223 Madrid, Spain
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Officers and Directors
----------------------------------------------------------------------------------
Klaus P Eckhof (5)                                  3,500,000           7.92%
30 Ledgar Road, Balcatta, Western Australia,
6021 Australia
----------------------------------------------------------------------------------
Antonino G. Cacace (5)                                8,333               *
Crud-y-Gloyat
Carswell Bay
Swansea Wales, U.K.
----------------------------------------------------------------------------------
Cameron Richardson (5)                                  0                 *
2 - 238 West 4th Street,
North Vancouver, B.C., Canada V6E 4K2
----------------------------------------------------------------------------------
Officers and Directors (3 persons)                  3,508,333           7.93 %
----------------------------------------------------------------------------------

*     Less  than  1%.
     (1) Dr. Georg H Schnura, Schloss Enzesfeld, A-2551 Enzesfeld, Austria, is the 100% beneficial owner of Carrington International Ltd.
     (2) Alexander Kleimionov, UI. Demiana Bednovo 17, corp. 3, ap. 10 Moscow, Russia is the 100% beneficial owner of Kastalia Ltd.
     (3) Dr. Markus Baerfontein, c/o Medoc Medical Services, Petersplatz 1, Vienna 1, District, 1010, Austria is the 100% beneficial owner of EL & A Ltd.
     (4) Maria del Carmen Becerro Morais, Avenida del Campo 10, E-28223 Madrid, Spain, is the 100% beneficial owner of Boavista Securities Ltd.
     (5)  Officer  and/or  director

Changes  in  Control

     There were no arrangements during the last completed fiscal year or subsequent period to May 26, 2006 which would result in a change in our control.

PROPOSAL 2.  SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment of Peterson Sullivan PLLC as our independent accountants for the fiscal year ending December 31, 2006. Peterson Sullivan PLLC has been our accountant since February 7, 2006. Moore Stephens Ellis Foster Ltd. were our accountants prior to February 7, 2006.

     Effective January 7, 2006, we dismissed our prior independent public accountant, Moore Stephens Ellis Foster Ltd. and retained as our new independent public accountant Peterson Sullivan PLLC. Moore Stephens Ellis Foster Ltd.'s report on our financial statements during the most recent fiscal year contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company's ability to continue as a going concern.

     During the last two fiscal years and the subsequent interim period through February 7, 2006, there were no disagreements between the Company and Moore Stephens Ellis Foster Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens Ellis Foster Ltd., would have caused it to make a reference to the subject matter of disagreements in connection with its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B within the last fiscal year and through February 7, 2006.

     Effective February 7, 2006, the Company engaged Peterson Sullivan PLLC as our new independent registered public accountants to audit our financial statements. The appointment of Peterson Sullivan PLLC was recommended and approved by our board of directors. During our last two most recent fiscal years and the subsequent interim period to date hereof, we have not consulted Peterson Sullivan PLLC regarding either: (1) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

     In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Peterson Sullivan PLLC. A representative of Peterson Sullivan PLLC is not expected to be present.


PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees:
     The aggregate fees billed for professional services by Moore Stephens Ellis Foster Ltd. for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB (17 CFR 249.308b) or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements during the 2005 fiscal year were $10,234 (2004
-  $5,000).

Audit-Related Fees:
     The aggregate fees billed to us for assurance and related services by Moore Stephens Ellis Foster Ltd. that are reasonably related to the performance of the audit or review of our financial statements and are not reported under audit fees for fiscal 2005 were $ 0 (2004 - $0).

Tax fees:
     The aggregate fees billed to us for professional services by Moore Stephens Ellis Foster Ltd. for tax compliance, tax advice and tax planning for fiscal 2005 were $ 0 (2004 - $0).

All other fees:
     The aggregate fees billed to us for products and services provided by Moore Stephens Ellis Foster Ltd., other than reported under Audit Fees, Audit-Related Fees and Tax Fees for fiscal 2005 were $ 0 (2004 - $0).

     The Audit Committee feels that the services rendered by Moore Stephens Ellis Foster Ltd. were compatible with maintaining the principal accountant's independence.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2007 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2007 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by us at our headquarters in Balcatta, Western Australia, Australia on or before December 1, 2006 to be eligible for inclusion in our proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Aurora Gold Corporation, 30 Ledger Road, Balcatta, Western Australia, 6021, Australia. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

ADDITIONAL INFORMATION

     We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. Our Common Stock is traded on the NASD OTC Bulletin Board under the symbol "ARXG".

     All reports and documents filed by us pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. We are current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and 2004, including financial statements, is being mailed together with this Proxy Statement to our stockholders of record at the close of business on June 5, 2006. We will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of our annual report on Form 10-KSB for the year ended December 31, 2005, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Aurora Gold Corporation, 30 Ledger Road, Balcatta, Western Australia, 6021, Australia, Attention: Cameron Richardson.

OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of us.

By Order of the Board of Directors


/s/ Klaus Eckhof
----------------

Klaus Eckhof
President


May 26, 2006

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      DEFINITIVE PROXY STATEMENT

                             AURORA GOLD CORPORATION
                                 30 LEDGER ROAD
                           BALCATTA, WA 6021 AUSTRALIA


                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 29, 2006

The undersigned hereby appoints Klaus Eckhof and Cameron Richardson or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Gold Corporation held of record by the undersigned at the close of business on May 26, 2006 at the Annual Meeting of Stockholders to be held on June 29, 2006 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

The  Board  of  Directors  recommends  a  vote  FOR each of the proposals below.

1.   ELECTION  OF  DIRECTORS

     //  FOR  all  nominees  listed (except     // WITHHOLD AUTHORITY to vote
     as marked to the contrary below)           for all nominees listed below

     Antonio Cacace,  Klaus Eckhof,  A. Cameron Richardson

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PETERSON SULLIVAN PLLC AS INDEPENDENT ACCOUNTANTS.

          //  FOR        //  AGAINST      //  ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

          //  FOR        //  AGAINST      //  ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED ENVELOPE.

Dated:
        ------------------------------------


==================================================
Signature


==================================================
Signature if held jointly


==================================================
Please print name(s)